SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 20, 2003





                           THISTLE GROUP HOLDINGS, CO.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                 000-24353                 23-2960768
----------------------------       --------------            -------------
(State or other jurisdiction       (SEC File No.)            (IRS Employer
     of incorporation)                                      Identification
                                                                Number)


6060 Ridge Avenue, Philadelphia, Pennsylvania                   19128
---------------------------------------------                   -----
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code: (215) 483-2800
                                                    --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                           THISTLE GROUP HOLDINGS, CO.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          -----------------------------------------

         (c) Exhibits:

                  99       Press Release dated October 20, 2003

Item 9.  Regulation FD Disclosure
         ------------------------

     Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On October 20, 2003, the Registrant issued a press release to report earnings for the quarter ended September 30, 2003. A copy of the press release is furnished with this Form 8-K as exhibit 99.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     THISTLE GROUP HOLDINGS, CO.



Date: October 21, 2003                        By:   /s/Pamela M. Cyr
                                                    ----------------------------
                                                    Pamela M. Cyr
                                                    Chief Financial Officer